UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2026

T1 Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41903	93-3205861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 E 4th St. Austin, Texas 78702
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 409-599-5706

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	TE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 9, 2026, the publicly traded warrants (the “Public Warrants”) and private warrants (together with the Public Warrants, the “Warrants”) of T1 Energy Inc. (the “Company”), each warrant exercisable for one share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at an exercise price of $11.50, will expire pursuant to their terms as provided in the amended and restated warrant agreement, dated July 7, 2021 (as amended, the “Amended Warrant Agreement”) by and among Alussa Energy Acquisition Corp., FREYR Battery, the Company and Continental Stock Transfer and Trust Company. As of March 31, 2026, there were approximately 14.8 million Public Warrants and approximately 9.8 million private warrants outstanding.

In connection with the foregoing expiration, the Public Warrants will cease trading under the symbol “TE WS” on the New York Stock Exchange (the “NYSE”) before the markets open on July 9, 2026 to allow for timely settlement of Public Warrants exercised prior to expiration. The Company’s warrant agent has established a one trading day broker protect period for any trades of the Public Warrants that occurred through the expiration date.

The NYSE confirmed with the Company that it intends to file a Form 25 with the Securities and Exchange Commission (the “SEC”) on behalf of the Company to effect the delisting of the Public Warrants and the deregistration of the Public Warrants under Section 12(b) of the Securities Exchange Act of 1934, as amended.

The Company’s Common Stock will continue to trade on the NYSE under the symbol “TE.”

The foregoing description of the Warrants is only a summary and is qualified in its entirety by reference to the Amended Warrant Agreement (as amended by Amendment No. 2 thereto) incorporated by reference as Exhibits 4.1 and 4.2, respectively, to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Amended and Restated Warrant Agreement, by and among Alussa Energy Acquisition Corp., FREYR Battery, T1 Energy Inc. (formerly known as FREYR Battery, Inc.) and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to FREYR Battery’s Registration Statement on Form S-4/A, filed with the SEC on May 27, 2021).
4.2	Amendment No. 2 to the Warrant Agreement, dated as of December 31, 2023, by and among Alussa Energy Acquisition Corp., FREYR Battery, T1 Energy Inc. (formerly known as FREYR Battery, Inc.) and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K, filed with the SEC on January 2, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

T1 ENERGY INC.

Date: June 29, 2026	By:	/s/ Evan Calio
	Name:	Evan Calio
	Title:	Chief Financial Officer

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